SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2002

FLEXTRONICS INTERNATIONAL LTD.

(Exact name of Registrant as specified in its charter)

Singapore

(State or other jurisdiction of incorporation)

0-23354	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)

36 Robinson Road, #18-01, City House, Singapore	06887

(Address of principal executive offices)	(Zip Code)

(65) 299-8888

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 1.01
Exhibit 5.01
Exhibit 99.01

Item 5. Other Events.

     On January 8, 2002, Flextronics International Ltd. entered into an underwriting agreement with Banc of America Securities LLC providing for the public offering of 20,000,000 of its ordinary shares at a public offering price of $25.96 per share. Flextronics has granted the underwriter an option, exercisable for 30 days after the offering, to purchase up to an additional 3,000,000 shares to cover over-allotments, if any.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     The following exhibits are filed herewith:

1.01	Underwriting Agreement dated as of January 8, 2002 between Flextronics International Ltd. and Banc of America Securities LLC.
5.01	Legal opinion of Allen & Gledhill dated as of January 10, 2002.
99.01	Press release dated January 7, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.

Date: January 10, 2002	By:	/s/ Robert R.B. Dykes

Robert R. B. Dykes President, Systems Group and Chief Financial Officer

EXHIBIT INDEX

1.01	Underwriting Agreement dated as of January 8, 2002 between Flextronics International Ltd. and Banc of America Securities LLC.
5.01	Legal Opinion of Allen & Gledhill dated January 10, 2002.
99.01	Press release dated January 7, 2002.